                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     PROSPECT STREET(R) INCOME SHARES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                                   SUITE 1300
                              DALLAS, TEXAS 75240


                                                                  April 12, 2002


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Prospect Street(R) Income Shares Inc. (the "Fund") to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 17, 2002, at 10:00 a.m. In addition to voting on the proposals described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

     We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Annual Meeting.

                                          Sincerely,

                                         James D. Dondero

                                         President

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                                   SUITE 1300
                              DALLAS, TEXAS 75240

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2002
                             ---------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Prospect Street(R) Income Shares Inc., a Maryland corporation (the "Fund"), will be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 17, 2002, at 10:00 a.m., to consider and act upon the following proposals:


     PROPOSAL 1: To elect one Director of the Fund to serve for a three-year term expiring at the 2005 annual meeting and until his successor is duly elected and qualifies;


     PROPOSAL 2: To amend the Fund's Articles of Incorporation to provide for a supermajority vote where there is:



        PROPOSAL 2A:a proposed amendment to the Fund's Articles of Incorporation to make its shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company;"



        PROPOSAL 2B:a proposal by a stockholder regarding the Fund's investment objective or specific investment restrictions or policies;



        PROPOSAL 2C:a proposal for the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; or



        PROPOSAL 2D:a proposal for the merger, consolidation, share exchange, sale of all or substantially all assets, or a similar business reorganization or combination involving the Fund;


     PROPOSAL 3: To amend the Fund's Articles of Incorporation to remove stockholder appraisal rights; and

     PROPOSAL 4: To transact such other business as may properly come before the
                 Annual Meeting and any adjournment thereof.

     The close of business on April 5, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Board of Directors
                                          R. Joseph Dougherty
                                          Secretary


April 12, 2002

Dallas, Texas

                     PROSPECT STREET(R) INCOME SHARES INC.
                               TWO GALLERIA TOWER
                                13455 NOEL ROAD
                                   SUITE 1300
                              DALLAS, TEXAS 75240

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2002

                             ---------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street(R)Income Shares Inc., a Maryland corporation (the "Fund"), for use at the Fund's Annual Meeting of Stockholders (the "Annual Meeting") to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 17, 2002, at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 12, 2002. The Fund is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").



     This Proxy Statement and the accompanying Notice of Annual Meeting and forms of proxy were sent to stockholders on or about April 12, 2002. The Board of Directors has fixed the close of business on April 5, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 9,685,624 shares of the Fund's Common Stock and 1,200 shares of the Fund's Auction Rate Cumulative Preferred Shares ("Preferred Shares") were issued and outstanding. Stockholders are entitled to one vote for each Fund share held and a fractional vote for each fractional Fund share held.


     If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR all the proposals and in the discretion of the persons named as proxies in connection with any other matters which may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors does not know of any matter to be considered at the Annual Meeting other than the matters referred to in this Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a later-dated proxy before the Annual Meeting.

     If a majority of the aggregate number of the votes entitled to be cast (a "Quorum") is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the nature of the proposal, the votes actually cast as a percentage of votes entitled to be cast, the negative votes actually cast as a percentage of votes entitled to be cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy.

     Shares represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote (a "broker non-vote") will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote "for" or "against" a proposal. However, because Proposal 2 and Proposal 3 require the affirmative vote of a majority of the total outstanding shares of Common Stock and Preferred Shares (voting together as a single class) and the affirmative vote of a majority of the outstanding Preferred Shares (voting as a separate class), a vote that is withheld, an abstention, or a broker non-vote will have the same effect as a vote "against" these proposals.


     In addition to soliciting proxies by mail, employees of the Fund's investment adviser may solicit proxies by telephone or in person. The Fund has also retained Georgeson Shareholder Communications, Inc. ("Georgeson") to assist with the solicitation. Pursuant to the contract between the Fund and Georgeson, Georgeson will develop a communications strategy, distribute proxy materials, and solicit voted proxies from banks, brokers, nominees and intermediaries and may also facilitate contact with registered stockholders to help promote participation in the Annual Meeting. The Fund has certain indemnification obligations to Georgeson in the contract, which is terminable by the Fund on seven days' notice. The fee to Georgeson is estimated to be $15,000, plus reimbursement for out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.


                             THE INVESTMENT ADVISER

     Highland Capital Management, L.P. (the "Adviser"), with its principal office at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The holders of the Fund's Common Stock and Preferred Shares (voting together as a single class) are being asked to elect James D. Dondero as a Director of the Fund, to serve as described below and until his successor is duly elected and qualifies. The nominee is currently serving as a Director of the Fund and has agreed to continue to serve as a Director if elected. If the nominee is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend.

     At a meeting held on March 15, 2002, the Board of Directors elected, pursuant to Section 3-803 of the Maryland General Corporation Law (the "MGCL"), to establish a classified or "staggered" Board of Directors divided into three classes: Class I, Class II and Class III. The term of office of the Class I Director will continue until the third annual meeting of the Fund's stockholders held after this Annual Meeting and until his successor is duly elected and qualifies. The term of office of the Class II Directors will continue until the first annual meeting of the Fund's stockholders held after this Annual Meeting and until their successors are duly elected and qualify. The term of office of the Class III Directors will continue until the second annual meeting of the Fund's stockholders held after this Annual Meeting and until their successors are duly elected and qualify. At each annual meeting of the Fund's stockholders after this Annual Meeting, the successors to the class of Directors whose term expires at that meeting will be elected to hold office for a term continuing until the annual meeting of the Fund's stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The effect of this structure may make it more difficult for stockholders to change a majority of the Directors because it would take two annual meetings to replace the majority of Directors. The Board has designated

Mr. Dondero as a Class I Director (if elected at the Annual Meeting), Messrs. Timothy K. Hui and Scott F. Kavanaugh as Class II Directors, and Messrs. James
F. Leary and Bryan A. Ward as Class III Directors. Messrs. Hui and Ward are designated to be elected by holders of the Fund's Preferred Shares, and Messrs. Kavanaugh and Leary are designated to be elected by holders of the Fund's Common Stock.

     During any period (a "Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors named above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Board of Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

INFORMATION ABOUT THE NOMINEE FOR DIRECTOR AND CONTINUING DIRECTORS

     Set forth below is the name and certain biographical and other information for the nominee for Director and the Continuing Directors,* as reported by them to the Fund:

  CLASS I -- NOMINEE FOR DIRECTOR WITH TERM EXPIRING IN 2005 (INTERESTED
DIRECTOR)

                                                                   PRINCIPAL OCCUPATION(S)
NAME (AGE) AND ADDRESS         POSITION(S) HELD WITH THE FUND    DURING THE PAST FIVE YEARS
----------------------         ------------------------------   -----------------------------
James D. Dondero (38)**        President and Director since     Since March 1993, President
Two Galleria Tower             July 2001                        and Chief Investment Officer
13455 Noel Road, Suite 1300                                     of the Adviser
Dallas, Texas 75240

---------------

 * Each Director and officer of the Fund serves in the same capacity with respect to Prospect Street(R) High Income Portfolio Inc. ("Prospect Street High Income Portfolio"), another registered investment company advised by the Adviser.

** Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940
   Act because of his position with the Adviser.

  CLASS II -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003 (NON-INTERESTED DIRECTORS)

                                                                PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS         POSITION(S) HELD WITH THE FUND   FIVE YEARS AND OTHER DIRECTORSHIPS HELD
----------------------         ------------------------------   ---------------------------------------
Timothy K. Hui (53)            Director since July 2001         Since September 1998, Director of
(Preferred Shares Designee)                                     Learning Resources of the Philadelphia
48 Willow Greene Drive                                          Biblical University; prior to September
Churchville, Pennsylvania                                       1998, Managing Partner of Hui & Malik,
18966                                                           L.L.P. (law firm)

Scott F. Kavanaugh (41)        Director since July 2001         Since January 2000, Executive Vice
(Common Stock Designee)                                         President, Treasurer and Board Member
One Venture, Suite 300                                          of Commercial Capital Bank and, since
E. Irvine, California 92618                                     April 1998, Managing Principal and
                                                                Chief Operating Officer of Financial
                                                                Institutional Partners Mortgage Company
                                                                and the Managing Principal and
                                                                President of Financial Institutional
                                                                Partners, LLC (investment banking);
                                                                prior to April 1998, Managing Partner
                                                                and Director of Trade of Great Pacific
                                                                Securities, Inc. (investment banking)

  CLASS III -- CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004 (NON-INTERESTED DIRECTORS)

                                                               PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME (AGE) AND ADDRESS          POSITION(S) HELD WITH FUND     FIVE YEARS AND OTHER DIRECTORSHIPS HELD
----------------------         -----------------------------   ---------------------------------------
Bryan A. Ward (43)             Director since November 2001    Since 1999, Special Projects Advisor,
(Preferred Shares Designee)                                    Contractor, Information Technology
901 Main Street                                                consultant of Accenture, LLP; prior to
Dallas, Texas 75202                                            1999, Vice President of Operations and
                                                               founding management team member of
                                                               Quaris, Inc. (online energy exchange
                                                               and marketplace)

James F. Leary (71)            Director since July 2001        Since January 1999, Managing Director
(Common Stock Designee)                                        of Benefit Capital Southwest, Inc.
2006 Peakwood Drive                                            (financial consulting); prior to
Garland, Texas 75044                                           January 1999, Vice Chairman, Finance
                                                               and a Director of Search Financial
                                                               Services, Inc.; board member of
                                                               Associated Materials, Inc. (building
                                                               product manufacturer), Capstone funds
                                                               (a family of mutual funds consisting of
                                                               nine investment portfolios) and MESBIC
                                                               Ventures, Inc. (minority enterprise
                                                               SBIC)

                                     * * *

     In addition to Mr. Dondero, the Fund's other executive officers are Mark K. Okada and R. Joseph Dougherty. Set forth below is the name and certain biographical and other information for Messrs. Okada and Dougherty as reported by them to the Fund.

                                                                   PRINCIPAL OCCUPATION(S)
NAME (AGE)                     POSITION(S) HELD WITH THE FUND    DURING THE PAST FIVE YEARS
----------                     ------------------------------   -----------------------------
Mark K. Okada (38)             Executive Vice President since   Since 1993, Executive Vice
                               July 2001                        President of the Adviser
R. Joseph Dougherty (31)       Senior Vice President,           Since 1998, Portfolio Manager
                               Secretary and Treasurer since    with the Adviser; prior to
                               July 2001                        1998, Investment Analyst with
                                                                Sandera Capital Management

     The address of Messrs. Okada and Dougherty is Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND AND PROSPECT STREET HIGH INCOME PORTFOLIO

     Set forth in the table below is the dollar range of Common Stock of the Fund and the aggregate range of Common Stock of the Fund and Prospect Street High Income Portfolio beneficially owned by each Director.


                                                                       AGGREGATE DOLLAR RANGE OF COMMON
                                            DOLLAR RANGE OF COMMON   STOCK OF THE FUND AND PROSPECT STREET
DIRECTOR                                      STOCK OF THE FUND*             HIGH INCOME PORTFOLIO
--------                                    ----------------------   -------------------------------------
James D. Dondero..........................  Over $100,000            Over $100,000
Timothy K. Hui............................  0                        $1 - $10,000
Scott F. Kavanaugh........................  0                        $1 - $10,000
James F. Leary............................  0                        $1 - $10,000
Bryan A. Ward.............................  0                        0


---------------


* Valued as of April 5, 2002. Except as otherwise indicated, each person has sole voting and investment power.



     As of April 12, 2002, Directors and officers of the Fund, as a group, owned approximately 2.6% of the Fund's outstanding Common Stock and did not own any Preferred Shares.



     During the fiscal year ended December 31, 2001, the Directors of the Fund that are identified in the table set forth under "Remuneration of Directors and Executive Officers" below met two times. During that time, these Directors attended all of the meetings of the Board held during the time they were Directors, except that for one meeting attendance was comprised of all the non-interested Directors. The Board of Directors has two committees, the Audit Committee and the Nominating Committee. Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is attached to this Proxy Statement as Appendix A), the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing the scope of and procedures for the year-end audit, reviewing annual financial statements, and recommending the selection of the Fund's independent auditors. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee currently is comprised of Messrs. Hui, Kavanaugh, Leary and Ward, representing all of the Board members who are not "interested persons" of the Fund under the 1940 Act. The Audit Committee members are also "independent" under the listing standards of the New York Stock Exchange. This Audit Committee met once in the fiscal year ended 2001, and each Audit Committee member was in attendance. The report of the Audit Committee for the fiscal year ended December 31, 2001 is attached as Appendix B to this Proxy Statement. The Nominating Committee is currently comprised of all of the Board members who are not "interested persons," and its function is to canvass, recruit, interview, solicit and nominate for Director persons who would be not be "interested persons" of the Fund under the 1940 Act. The Nominating Committee does not consider nominees recommended by Fund stockholders. The Nominating Committee met once in fiscal 2001, and each Nominating Committee member was in attendance.


REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The executive officers of the Fund and those of its Directors who are "interested persons" of the Fund do not receive any direct remuneration from the Fund. Those Directors who are not interested persons are compensated at the rate of $10,000 annually, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings.

     The following table summarizes the compensation paid by the Fund to its current Directors and the aggregate compensation paid by the Fund* and Prospect Street High Income Portfolio to these Directors during the year ended December 31, 2001.



                                                                    AGGREGATE COMPENSATION FROM
                                                                 THE FUND AND PROSPECT STREET HIGH
DIRECTOR                            COMPENSATION FROM THE FUND           INCOME PORTFOLIO
--------                            --------------------------   ---------------------------------
James D. Dondero**................  0                            0
Timothy K. Hui....................  $5,167                       $29,167
Scott F. Kavanaugh................  $5,167                       $29,167
James F. Leary....................  $5,167                       $29,167
Bryan A. Ward.....................  $833                         $4,667


---------------


 *For the year ending December 31, 2002, it is estimated that each Director that is not an "interested person" of the Fund under the 1940 Act will be paid $10,000 from the Fund and $30,000 from the Fund and Prospect Street High Income Portfolio.



** "Interested person" of the Fund under the 1940 Act.


SHARE OWNERSHIP AND CERTAIN BENEFICIAL OWNERS


     To the Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or Preferred Shares of the Fund as of the Record Date, other than Cede & Co., which held of record 73% of the outstanding shares of Common Stock and 100% of the outstanding Preferred Shares. The Adviser beneficially owned 260,357 shares of Common Stock, or approximately 2.6% of the outstanding shares of Common Stock, as of the Record Date and did not own any Preferred Shares.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


     To the Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2001, except Form 3 for the Adviser and for Mr. Ward. In making this disclosure, the Fund has relied solely on representations of its current Directors, officers, and more than 10% holders and on copies of reports that have been filed with the Securities and Exchange Commission.


REQUIRED VOTE

     The election of the nominee for Director requires the affirmative vote of the holders of a plurality of votes cast for the Common Stock and Preferred Shares (voting together as a single class).

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE FOR DIRECTOR.

                                   PROPOSAL 2


         APPROVAL OF AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION



     Proposal 2 consists of four separate but related proposals to amend the Funds Articles of Incorporation (as amended or supplemented to date, the "Articles of Incorporation"). The proposals are described in detail below and are referred to individually and collectively as the "Supermajority Amendment." The Fund believes that the most basic characteristics of investment companies, such as their status as an open-end or closed-end company, their investment objective and specific investment restrictions and policies, their continued existence, and any contemplated business reorganization or combination, should be changed only with widespread stockholder approval. With this principle in mind, the Supermajority Amendment would implement mechanisms to protect stockholders from having their reasonable expectations about the nature of the Fund and its operations nullified by the actions of a single stockholder or group of stockholders (although at this time to the Fund's knowledge no single stockholder owns beneficially more than 5% of Common Stock or Preferred shares).



     If the Supermajority Amendment is approved by stockholders, the actions described in each of Proposals 2A, 2B, 2C and 2D will require authorization by the affirmative vote of the following (the "Supermajority Vote"):



     (1)(a) at least 80% of the holders of the Common Stock and Preferred Shares (voting together as a single class);



        (b) at least 80% of the holders of the Preferred Shares (voting as a separate class); and



        (c) at least 80% of the entire Board of Directors; or



     (2)at least 80% of the total number of Continuing Directors (defined below), in addition to the stockholder vote described below.



     Further amendment of the Supermajority Amendment will also require a Supermajority Vote to help prevent a simple majority of Fund stockholders from taking control of the Board and then reducing the vote required to implement these changes. "Continuing Directors" are those Directors who have been Directors of the Fund since the effective date of the Supermajority Amendment or who subsequently become Directors and whose election is approved by a majority of the Continuing Directors then on the Board.



     Each of Proposals 2A, 2B, 2C and 2D propose an amendment to the Fund's Articles of Incorporation to require a Supermajority Vote where there is:



PROPOSAL 2A:A PROPOSED AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO MAKE
            ITS SHARES "REDEEMABLE SECURITIES" OR TO CONVERT THE FUND FROM A "CLOSED-END COMPANY" TO AN "OPEN-END COMPANY" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"));



PROPOSAL 2B:A PROPOSAL BY A STOCKHOLDER REGARDING THE FUND'S INVESTMENT
            OBJECTIVE OR SPECIFIC INVESTMENT RESTRICTIONS OR POLICIES;



PROPOSAL 2C:A PROPOSAL FOR THE VOLUNTARY LIQUIDATION OR DISSOLUTION OF THE FUND
            OR ANY AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO TERMINATE ITS EXISTENCE; OR



PROPOSAL 2D:A PROPOSAL FOR THE MERGER, CONSOLIDATION, SHARE EXCHANGE, SALE OF
            ALL OR SUBSTANTIALLY ALL ASSETS, OR A SIMILAR BUSINESS REORGANIZATION OR COMBINATION INVOLVING THE FUND.

     If any of the above actions is authorized by the affirmative vote of at least 80% of the total number of Continuing Directors as described above, it must also be approved by:



          (1) the affirmative vote of the lesser of either (a) 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities (for Proposal 2B); or



          (2) the affirmative vote of at least a majority of the Fund's outstanding securities entitled to vote on the matter (for Proposals 2A, 2C and 2D).



     In each case, the required approval must be received by the holders of the Common Stock and Preferred Shares (voting both together with the Common Stock as a single class and as a separate class).



     The Fund's By-Laws were amended and restated in full by the Board of Directors at a meeting on March 15, 2002. At that meeting, the Board elected, pursuant to Section 3-802 of the MGCL, to be subject to and include in its By-Laws certain provisions permitted by the MGCL to deter attempts to obtain control of the Fund as follows: (1) stockholders may require the Fund's Secretary to call a special meeting of stockholders only on the request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only if the request states the matters proposed to be acted upon and the requesting stockholders bear the costs of the Fund's notification of each stockholder entitled to notice of the meeting; (2) the number of Directors shall be fixed from time to time only by vote of the Board of Directors; (3) the stockholders of the Fund may remove any Director only by the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the stockholders generally in the election of Directors, and a Director may not be removed without cause; and (4) each vacancy in the Board may be filled by the affirmative vote of a majority of the remaining members in office (even if less than a quorum) and the Director may hold office for the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies.



     The effect of the Supermajority Amendment would be to assure that any proposal to modify certain key aspects of the Fund has widespread support of the Board of Directors and stockholders before it could be implemented. Although to date there have not been any significant attempts by a single stockholder or group of stockholders to modify the Fund's key aspects at issue in these proposals or to remove management, these proposals would implement mechanisms designed to prevent such activities in the future and to protect shareholders from having their reasonable expectations nullified by the actions of a single stockholder or group of stockholders. The Supermajority Amendment may have the effect of discouraging business combinations or attempts to acquire control of the Fund, which attempts could increase the expenses of the Fund and interfering with the normal operation of the Fund. The Supermajority Amendment also makes the removal of management more difficult. It also promotes continuity and stability, and they enhance the Fund's ability to continue to pursue long-term strategies that are consistent with its investment objective. However, the Supermajority Amendment, if approved, could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. In addition, holders of a minority of the total shares outstanding and entitled to vote may have veto power over matters which management and/or a majority of the stockholders may believe is desirable and beneficial, which may be considered to dilute stockholders' votes. Specifically, because holders of the Preferred Shares will elect at least two Directors (or a majority if the Fund does not pay dividends on the Preferred Shares in an amount equal to two full years' dividends, as described above) and will vote with the holders of Common Stockholders for an additional Director, holders of Preferred Shares constituting a small percentage of total shares outstanding may essentially have a veto power over matters supported by the holders of Common Stock (even though each Preferred Share only has one vote).

     The Board of Directors has approved and recommends that stockholders approve each of Proposal 2A, Proposal 2B, Proposal 2C and Proposal 2D. Stockholders vote separately on each proposal, and if one or more of the proposals is not approved by stockholders the proposals receiving approval will nonetheless be implemented. A copy of the proposed Supermajority Amendment, as approved by the Fund's Board and including all proposals, is set forth in Appendix C to this Proxy Statement. The Board believes that each of Proposal 2A, Proposal 2B, Proposal 2C and Proposal 2D is in the best interests of the Fund and its stockholders.



     Because the Board has determined that Proposals 2A, 2B, 2C and 2D may involve an amendment to the Articles of Incorporation that alters the contract rights of the holders of Preferred Shares in a manner that would trigger the Appraisal Rights (as defined below) provisions of the MGCL, holders of Preferred Shares will be entitled to Appraisal Rights if they choose to exercise them. See section entitled "Information on Appraisal Rights" below.


REQUIRED VOTE AND BOARD RECOMMENDATION


     Approval of each of the foregoing proposals (Proposal 2A, Proposal 2B, Proposal 2C and Proposal 2D) requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Shares (voting together as a single class) and the affirmative vote of a majority of the outstanding Preferred Shares (voting as a separate class).



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.


                                   PROPOSAL 3

           APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                     TO REMOVE STOCKHOLDER APPRAISAL RIGHTS

     This proposal involves an amendment (the "Appraisal Amendment") to the Articles of Incorporation that would explicitly provide that stockholders do not have Appraisal Rights. This proposal would allow the Fund to take certain actions without invoking the possibility that holders of Preferred Shares could demand and receive the fair value of their stock from the Fund ("Appraisal Rights") under Title 3 Subtitle 2 of the MGCL. Unless an exception applies or the Articles of Incorporation provide otherwise (such as by adoption of the Appraisal Amendment), Section 3-202 of the MGCL mandates Appraisal Rights in the case of certain actions, including consolidations or mergers, share exchanges, a transfer of assets, and changes to the Articles of Incorporation which alter stockholders' contract rights. A stockholder's Appraisal Rights are invoked when the Fund engages in certain activities defined in MGCL Section 3-202 and the stockholder objects in proper form to those activities. Because Common Stock is publicly traded on the New York Stock Exchange and may be readily disposed of at market value, holders of Common Stock do not currently have Appraisal Rights. The foregoing is only a summary of Appraisal Rights provisions in the MGCL. Appendix D contains the complete text of Title 3 Subtitle 2 of the MGCL.


     The proposed Appraisal Amendment to the Fund's Articles of Incorporation will give the Fund additional flexibility to conduct its operations in the best interest of the Fund and its stockholders without the additional expense and added delay imposed by Appraisal Rights. Of course, any future amendments to the Articles of Incorporation (or other actions that may have granted Appraisal Rights under Title 3 Subtitle 2 of the MGCL) will continue to require stockholder and Board approval to the extent required by law and the Fund's Articles of Incorporation. Although stockholder Appraisal Rights have not to date presented an impediment to the Fund's operations, the Fund believes the existence of Appraisal Rights could be disruptive in the future. If this proposal is approved, the Fund does not anticipate that stockholders will have any Appraisal Rights in the future.



     In recommending this proposal the Fund's Board considered several factors including the potential effect on stockholders (including the ability of the holders of Common Stock to sell their holdings on the New York Stock Exchange on any business day and the ability of the holders of Preferred Shares to sell their holdings in an auction conducted every seven days) and the benefits to the Fund of the added flexibility in conducting its operations.



     The Fund's Board has approved and recommends that stockholders approve the Appraisal Amendment. A copy of the proposed Appraisal Amendment, as approved by the Fund's Board, is set forth in Appendix C to this Proxy Statement. The Board believes that the Appraisal Amendment is in the best interests of the Fund and its stockholders.


     Because the Board has determined that this Proposal 3 may involve an amendment to the Articles of Incorporation that alters the contract rights of the holders of Preferred Shares in a manner that would trigger the Appraisal Rights provisions of the MGCL, holders of Preferred Shares will be entitled to Appraisal Rights if they choose to exercise them. See the section entitled "Information on Appraisal Rights" below.

REQUIRED VOTE AND BOARD RECOMMENDATION

     Approval of the foregoing proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Shares (voting together as a single class) and the affirmative vote of a majority of the outstanding Preferred Shares (voting as a separate class).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                          INDEPENDENT PUBLIC AUDITORS


     The 1940 Act requires that the Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on December 7, 2001, the Fund's Audit Committee recommended and the Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), approved the selection of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 2002. A representative of Deloitte & Touche will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Fund's audited financial statements for the fiscal year ended December 31, 2001, the Fund's Audit Committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Stockholders. A copy of the Audit Committee's report is attached as Appendix B to this Proxy Statement.



     Audit Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche billed the Fund $42,788, for services rendered for the audit of the Fund's annual financial statements.


     Financial Information Systems Design and Implementation. For the fiscal year ended December 31, 2001, Deloitte & Touche did not bill the Fund, the Adviser, or any entity controlling, controlled by or under common control with the Adviser for financial information systems design or implementation services.

     All Other Fees. For the fiscal year ended December 31, 2001, Deloitte & Touche did not bill the Fund, the Adviser, or any entity controlling, controlled by or under common control with the Adviser for services other than the audit services described above.


                        INFORMATION ON APPRAISAL RIGHTS

     In respect of Proposal 2 or Proposal 3 (each, the "Proposal"), a holder of Preferred Shares is entitled to demand and receive payment of the "fair value" of his or her shares in cash, if he or she:

     - prior to or at the Annual Meeting, files with the Fund a written objection to the Proposal;

     - does not vote in favor of the Proposal; and

     - within 20 days after Articles of Amendment implementing the Proposal have been accepted for record by the Maryland State Department of Assessments and Taxation (the "SDAT"), makes a written demand on the Fund for payment for his or her shares (a "Payment Demand") stating the number of shares and class for which payment is demanded.


     A written objection to the Proposal may be delivered to the Fund at the Annual Meeting, or if sent prior thereto should be sent to the Fund at Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240, Attn: R. Joseph Dougherty. A subsequent Payment Demand should be sent to the same address. Any holder of Preferred Shares who fails to comply with the above requirements will be bound by the terms of the Proposal. Under the MGCL, "fair value" is determined as of the close of business on the day of the Annual Meeting. Fair value does not include any appreciation or depreciation that results, directly or indirectly, from the Proposal.


     The Fund will promptly deliver or send by certified mail, return receipt requested, to each holder of Preferred Shares who has properly filed a written objection to a Proposal and not voted in its favor, written notice of the date of acceptance of the Articles of Amendment by the SDAT. This notice may include a written offer by the Fund to pay the objecting stockholder what the Fund considers to be the "fair value" of his or her Preferred Shares. Within 50 days after the acceptance of the Articles of Amendment by SDAT, the Fund or any stockholder who has made a Payment Demand but has not received payment for his or her shares may petition a court of equity in Baltimore City, Maryland for an appraisal to determine the "fair value" of such shares. If the court finds that the stockholder is entitled to appraisal of his or her stock, the court will appoint three disinterested appraisers to determine the "fair value" of such shares on terms and conditions the court considers proper.

     The appraisers will, within 60 days after appointment (or such longer period as the court may direct), file with the court and mail to each party their report stating their conclusion as to the "fair value" of the shares. Within 15 days after the filing of the report, any party may object to the report and request a hearing. The court will, upon motion of any party, enter an order either confirming, modifying or rejecting the report and, if confirmed or modified, enter judgment directing the time within which payment must be made. If the appraisers' report is rejected, the court may determine the "fair value" of the shares of the Fund stockholder requesting appraisal or may remit the proceeding to the same or other appraisers. Any judgment entered pursuant to a court proceeding will include interest from the date of the Annual Meeting unless the court finds that the stockholder's refusal to accept a written offer to purchase the stock previously made by the Fund was arbitrary and vexatious or not in good faith. The costs of the proceeding (not including attorneys' fees) will be determined by the court and will be assessed against the Fund or, under certain circumstances, the stockholder, or both.

     At any time after the filing of a petition for appraisal, the court may require a stockholder who has filed such petition to submit his or her certificates (if shares are held in certificated form) representing shares to the clerk of the court for notation of the pendency of the appraisal proceedings. In order to receive payment, whether by agreement with the Fund or pursuant to a judgment, the stockholder must surrender any stock certificates endorsed in blank and in proper form for transfer. A stockholder who has made a Payment Demand shall cease to have any rights as a stockholder, except the right to receive the payment of the "fair value" of the shares. The rights of a stockholder who has made a Payment Demand may be restored only upon: the withdrawal, with the consent of the Fund, of the Payment Demand; the failure both of the stockholder and the Fund to file a petition for appraisal within the time required; the determination of the court that the stockholder is not entitled to an appraisal; or the abandonment or rescission of the Proposal.

     See Appendix D for the full text of Title 3 Subtitle 2 of the MGCL.

                                 ANNUAL REPORT

     Copies of the Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2001 are available upon request, without charge, by writing to the Fund at Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240, or by calling 1-877-532-2834.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS


     Any proposals of stockholders that are intended to be presented at the Fund's 2003 Annual Meeting of Stockholders must be received at the Fund's principal executive offices no later than December 13, 2002 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and forms of proxy for that meeting. The date after which notice of a stockholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is February 26, 2003.


                                          By Order of the Board of Directors

                                          James D. Dondero

                                          President

Dallas, Texas

April 12, 2002

                                                                      APPENDIX A

                       PROSPECT STREET INCOME SHARES INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund's Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund's Board in its business judgment.

     The purposes of the Audit Committee are:

     - to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     - to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     - to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (1) the preparation, presentation and integrity of the Fund's financial statements, (2) the maintenance of appropriate accounting and financial reporting principles and policies and (3) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and
(ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     - to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     - to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Fund's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

     - to meet with the Fund's independent auditors, including private meetings, as necessary (a) to review the arrangements for and scope of the annual audit and any special audits; (b) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (c) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     - to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     - to review the fees charged by the auditors for audit and non-audit services;

     - to investigate improprieties or suspected improprieties in Fund operations; and

     - to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     The Audit Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings as circumstances require.

     The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund's management.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

     The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

     With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

     - any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

     - the financial literacy of the Audit Committee members;

     - the determination that at least one of the Audit Committee members has accounting or related financial management expertise; and

     - the annual review and reassessment of the adequacy of the Audit Committee Charter.

Adopted: Effective July 27, 2000, as amended September 7, 2001.

                                                                      APPENDIX B

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Fund including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to Stockholders for the year ended December 31, 2001. The Audit Committee and the Board have also approved the Fund's independent auditors.

        Scott F. Kavanaugh, Audit Committee Chair
        Timothy K. Hui, Audit Committee Member
        James F. Leary, Audit Committee Member
        Bryan A. Ward, Audit Committee Member

March 2002

                                                                      APPENDIX C

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                     PROSPECT STREET(R) INCOME SHARES INC.
                                   ----------

     PROSPECT STREET(R) INCOME SHARES INC., a corporation organized and existing under the laws of the State of Maryland (the "Corporation"), hereby certifies as follows:

     FIRST: The Articles of Incorporation of the Corporation are hereby amended by deleting in its entirety Article EIGHTH and inserting in lieu thereof the following:

     EIGHTH: Voting Rights.


     1. (1) Any amendment to the Charter to make the Corporation's shares "redeemable securities" or to convert the Corporation from a "closed-end company" to an "open-end company" (as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act")); (2) any stockholder proposal regarding the Corporation's investment objective or specific investment restrictions or policies; (3) any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to the Charter to terminate the existence of the Corporation; (4) a merger, consolidation, share exchange, sale of all or substantially all of the Corporation's assets, or a similar business reorganization or combination involving the Corporation; or (5) any amendment to this Article EIGHTH of the Charter, must be authorized by (a) not less than 80% of the aggregate votes entitled to be cast thereon (by vote of the holders of the outstanding securities voting together as a single class and by vote of the holders of any preferred stock outstanding voting as a separate class) and (b) at least 80% of the entire Board of Directors, unless (c) such action had been authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case (i) for item (2) above, approval would require the affirmative vote of the lesser of (I) 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of outstanding voting securities are present or represented by proxy, and (II) more than 50% of the outstanding voting securities and (ii) for items
(1), (3), (4) and (5) above, the affirmative vote of at least a majority of the Fund's outstanding securities entitled to vote on the matter, subject, in the case of both (I) and (II), to the preferred stock voting both with the Common Stock as a single class and as a separate class, as described above. "Continuing Directors" are those Directors who have been Directors of the Corporation since May 31, 2002 or who subsequently become Directors and whose election is approved by a majority of the Continuing Directors then on the Board of Directors.


     2. Except as set forth in Section 1 above, and notwithstanding any provision of law requiring the authorization of any action by a proportion greater than a majority of the total number of outstanding shares of all classes or series of capital stock or of the total number of outstanding shares of any class or series of capital stock entitled to vote as a separate class or series, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of outstanding shares of all classes or series outstanding and entitled to vote thereon or of the class or series entitled to vote thereon as a separate class or series, as the case may be, except as otherwise provided in the Charter. The holders of the Corporation's common stock and the holders of the Corporation's preferred stock shall vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act or the Charter of the Corporation.

     SECOND: The Articles of Incorporation of the Corporation are hereby amended by adding Article THIRTEENTH as follows:

     THIRTEENTH: Appraisal Rights.

     Stockholders of the Corporation are not entitled to exercise rights of an objecting stockholder under Title 3 Subtitle 2 of the Maryland General Corporation Law or any successor provision.

     THIRD: This amendment does not increase the authorized stock of the Corporation.

     FOURTH: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHEREOF, PROSPECT STREET INCOME SHARES INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its
President and witnessed by its Secretary as of this      day of           ,
2002.

                                          PROSPECT STREET INCOME SHARES INC.

                                          By:
                                            ------------------------------------
                                              [Name]
                                              President

WITNESS:

---------------------------------------------------------
[Name]
Secretary

     THE UNDERSIGNED, President of PROSPECT STREET INCOME SHARES INC., who executed on behalf of the Corporation the foregoing Articles of Amendment, acknowledges the Articles of Amendment to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                          --------------------------------------
                                          President

                                                                      APPENDIX D

         TITLE 3 SUBTITLE 2 OF THE MARYLAND GENERAL CORPORATION LAW --
                        RIGHTS OF OBJECTING SHAREHOLDERS

3-201  DEFINITION

     (a) In this subtitle, except as provided in subsection (b) of this section, "successor" includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

     (b) When used with reference to a share exchange, "successor" means the corporation the stock of which was acquired in the share exchange.

3-202  RIGHT TO FAIR VALUE OF STOCK

     (a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

          (1) The corporation consolidates or merges with another corporation;

          (2) The stockholder's stock is to be acquired in a share exchange;

          (3) The corporation transfers its assets in a manner requiring action under Section 3-105(e) of this title;

          (4) corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholders rights, unless the right to do so is reserved by the charter of the corporation; or

          (5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title.

     (b) (1) Fair value is determined as of the close of business:

             (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106; or

             (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

          (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

          (3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603(b) of this title.

     (c) Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

          (1) The stock is listed on a national securities exchange, is designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or is designated for trading on the NASDAQ small cap market:

             (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106; or

             (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

          (2) The stock is that of the successor in a merger; unless:

             (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or

             (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

          (3) The stock is not entitled to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

          (4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

          (5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

3-203  PROCEDURE BY STOCKHOLDER

     (a) A stockholder of a corporation who desires to receive payment of the fair value of the stockholder's stock under this subtitle:

          (1) Shall file with the corporation a written objection to the proposed transaction:

             (i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under Section 3-106; or

             (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under Section 2-505(b) of this article, within 10 days after the corporation gives the notice required by Section 2-505(b) of this article;

          (2) May not vote in favor of the transaction; and

          (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder's stock, stating the number and class of shares for which the stockholder demands payment.

     (b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

3-204  EFFECT OF DEMAND ON DIVIDEND AND OTHER RIGHTS

     A stockholder who demands payment for his stock under this subtitle:

          (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under
     Section 3-202 of this subtitle; and

          (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

3-205  WITHDRAWAL OF DEMAND

     A demand for payment may be withdrawn only with the consent of the successor.

3-206  RESTORATION OF DIVIDEND AND OTHER RIGHTS

     (a) The rights of a stockholder who demands payment are restored in full, if:

          (1) The demand for payment is withdrawn;

          (2) A petition for an appraisal is not filed within the time required by this subtitle;

          (3) A court determines that the stockholder is not entitled to relief; or

          (4) The transaction objected to is abandoned or rescinded.

     (b) The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

3-207  PROCEDURE BY SUCCESSOR

     (a) (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

     (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

          (i) A balance sheet as of a date not more than six months before the date of the offer;

          (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and

          (iii) Any other information the successor considers pertinent.

     (b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by registered mail at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

3-208  PETITION FOR APPRAISAL; CONSOLIDATION OF PROCEEDINGS; JOINDER OF
OBJECTORS

     (a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

     (b) (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

     (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

3-209  CERTIFICATE MAY BE NOTED

     (a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

     (b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

3-210  APPRAISAL OF FAIR VALUE

     (a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

     (b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

     (c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

     (d) (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

     (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

3-211  CONSIDERATION BY COURT OF APPRAISERS' REPORT

     (a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

          (1) Confirms, modifies, or rejects it; and

          (2) If appropriate, sets the time for payment to the stockholder.

     (b) (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

     (2) If the appraisers' report is rejected, the court may:

          (i) Determine the fair value of the stock and enter judgment for the stockholder; or

          (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

     (c) (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as to which fair value is to be determined under Section 3-202 of this subtitle, and

     (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

          (i) The price which the successor offered for the stock;

          (ii) The financial statements and other information furnished to the stockholder; and

          (iii) Any other circumstances it considers relevant.

     (d) (1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

          (i) The price which the successor offered for the stock;

          (ii) the financial statements and other information furnished to the stockholder; and

          (iii) Any other circumstances it considers relevant.

     (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

          (i) The successor did not make an offer for the stock under Section 3-207 of this subtitle; or

          (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

     (e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

3-212  SURRENDER OF STOCK

     The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

          (1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

          (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

3-213  RIGHTS OF SUCCESSOR WITH RESPECT TO STOCK

     (a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle.

     (b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

     (c) Unless the articles provide otherwise stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

                                   ----------

                       PROSPECT STREET INCOME SHARES INC.

                                   ----------

                                  Common Stock

    PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change your address, please mark this box and correct on reverse side. [ ]

To include any comments, please mark this box and use reverse side. [ ]

         Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date:
       ---------------

-----------------------------------------------------------------------------
Stockholder sign here                                         Co-owner sign here

[X] VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK.


         1. With respect to the proposal to elect Mr. James D. Dondero as a Director.

For [ ]           Withhold Authority [ ]

         2. With respect to the proposal to amend the Fund's Articles of Incorporation to provide for a supermajority vote where there is:

         2A. a proposed amendment to the Fund's Articles of Incorporation to make its shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company;"

For [ ]           Against [ ]       Abstain [ ]

         2B. a proposal by a stockholder regarding the Fund's investment objective or specific investment restrictions or policies;

For [ ]           Against [ ]       Abstain [ ]

         2C. a proposal for the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; or

For [ ]           Against [ ]       Abstain [ ]

         2D. a proposal for the merger, consolidation, share exchange, sale of all or substantially all assets, or a similar business reorganization or combination involving the Fund.

For [ ]           Against [ ]       Abstain [ ]

         3. With respect to the proposal to amend the Fund's Articles of Incorporation to remove stockholder appraisal rights.

For [ ]           Against [ ]       Abstain [ ]

         4. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

                       PROSPECT STREET INCOME SHARES INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 17, 2002
          COMMON STOCK PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

         The undersigned holder of Common Stock of Prospect Street Income Shares Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K. Okada and R. Joseph Dougherty, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 17, 2002, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                  THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.



HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?

---------------------------                          ---------------------------

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

                             ---------------------

                       PROSPECT STREET INCOME SHARES INC.

                             ---------------------

                                PREFERRED SHARES


To change your address, please mark this box and correct on the reverse side.
[ ]



To include any comments, please mark this box and use reverse side.  [ ]



     Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.



Date:
     -----------------------------------------------

-----------------------------------------------------  -----------------------------------------------------
Stockholder sign here                                  Co-owner sign here



[X]  VOTES MUST BE INDICATED (X) IN BLACK OR BLUE INK


1.  With respect to the proposal to elect Mr. James D. Dondero as a Director:

    For  [ ]          Withhold Authority  [ ]


2. With respect to the proposal to amend the Fund's Articles of Incorporation to provide for a supermajority vote where there is:



     2A. a proposed amendment to the Fund's Articles of Incorporation to make its shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company;"



         For  [ ]          Against  [ ]          Abstain  [ ]



     2B. a proposal by a stockholder regarding the Fund's investment objective or specific investment restrictions or policies;



         For  [ ]          Against  [ ]          Abstain  [ ]



     2C. a proposal for the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence; or



         For  [ ]          Against  [ ]          Abstain  [ ]



     2D. a proposal for the merger, consolidation, share exchange, sale of all or substantially all assets, or a similar business reorganization or combination involving the Fund.



         For  [ ]          Against  [ ]          Abstain  [ ]


3. With respect to the proposal to amend the Fund's Articles of Incorporation to remove stockholder appraisal rights.

    For  [ ]          Against  [ ]          Abstain  [ ]


4. In their discretion, on such other matters as may properly come before the meeting and any adjournment thereof.

                       PROSPECT STREET INCOME SHARES INC.

                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 17, 2002
        PREFERRED SHARES PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned holder of Preferred Shares of Prospect Street Income Shares Inc., a Maryland corporation (the "Fund"), hereby appoints Mark K. Okada and R. Joseph Dougherty, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at The University Club of Dallas, at 13350 Dallas Parkway, Suite 4000, Dallas, Texas 75240, on Friday, May 17, 2002, at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

     THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.




Has your address changed?                              Do you have any comments?
-----------------------------------------------------  -----------------------------------------------------
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